Exhibit 10.9

Franklin Wireless Corp.

Common Stock Purchase Agreement

THIS COMMON STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of the 18th day of August, 2020, by and between Franklin Wireless Corp., a Nevada corporation (the “Company”), and Partron Co., Ltd. (“Purchaser”).

RECITALS

A.  The Company has authorized the sale and issuance of an aggregate of 461,539 shares of its Common Stock to Purchaser (the “Shares”);

B. Purchaser desires to purchase the Shares on the terms set forth in this Agreement; and

C. The Company desires to issue and sell the Shares to Purchaser in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.               Purchase and Sale; Closing.

(a)           Subject to the terms and conditions hereof, on or before August 31, 2020 Purchaser shall purchase the Shares from the Company and the Company shall issue and sell the Shares to Purchaser at a purchase price of $6.50 per share, for a total consideration of USD$3,000,003.50, to be delivered by wire transfer to the Company’s account (the “Closing”).

(b)          Immediately following the Closing, the Company shall cause its Registrar and Transfer Agent to issue to Purchaser a certificate registered in Purchaser’s name, representing the Shares.

2.               Representations and Warranties of Purchaser.   Purchaser hereby represents and warrants to the Company as follows:

(a)          Purchaser has all necessary power and authority to execute and deliver this Agreement and to carry out its provisions. All action on Purchaser’s part required for the lawful execution and delivery of this Agreement has been taken. Upon its execution and delivery, this Agreement will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

(b)          Purchaser is aware that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that the Shares are deemed to constitute “restricted securities” under Rule 144 promulgated under the Securities Act (“Rule 144”).    Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser’s representations contained in this Agreement.

(c)          Purchaser is obtaining the Shares for Purchaser’s own account and Purchaser has no present intention of distributing or selling the Shares except as permitted under the Securities Act and applicable state securities laws.

(d)          Purchaser has sufficient knowledge and experience in business and financial matters to evaluate the Company, its proposed activities and the risks and merits of this investment. Purchaser has the ability to accept the high risk and lack of liquidity inherent in this type of investment.

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(e)          Purchaser had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company. Purchaser has also had the opportunity to ask questions of and receive answers from the Company and its management regarding the terms and conditions of this investment.

(f)           Purchaser has the capacity to protect its own interests in connection with the purchase of the Shares by virtue of its business or financial expertise.

(g)          Purchaser understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144, as in effect from time to time, which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144, and the number of shares being sold during any three month period not exceeding specified limitations.

(h)          If Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), Purchaser hereby represents that Purchaser has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii)  any government or other consents that may need to be obtained in connection with such purchase, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Company’s offer and sale and Purchaser’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of Purchaser’s jurisdiction.

(i)           All corporate action on the part of Purchaser necessary for the authorization of this Agreement, the performance of all obligations of the Purchaser hereunder at the Closing and the payment of the purchase price for the Shares has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, will be valid and binding obligation of Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) general principles of equity that restrict the availability of equitable remedies.

(j)           Purchaser is an “accredited investor” as defined in Rule 501 issued pursuant to the Securities Act of 1933, as amended, by reason of the fact that it is a corporation, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

3.               Representations and Warranties of the Company.   The Company hereby represents and warrants to and agrees with Purchaser that each of the following statements is true and correct on the date hereof:

(a)          Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue and sell the Shares and to carry out the provisions of this Agreement.

(b)          Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder at the Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, will be valid and binding obligation of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) general principles of equity that restrict the availability of equitable remedies. The sale of the Shares hereunder are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with as of the date of such sale or conversion.

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(c)          Offering Valid. Assuming the accuracy of Purchaser’s representations and warranties contained herein, the offer, sale and issuance of the Shares will be exempt from the registration requirements of the Securities Act. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of the Shares by the Company within the registration provisions of the Securities Act or any state securities laws.

4.              Restrictions on Transfer.

Purchaser hereby agrees not to make any disposition of all or any portion of the Shares unless and until (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (ii) if reasonably requested by the Company, Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. The Company shall not be required (i) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as the owner of such Shares or to accord the right to vote or to pay dividends to any transferee to whom such Shares shall have been so transferred.

5.              Restrictive Legends.

All certificates representing the Shares shall have endorsed thereon the following legend:

(a)          “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b)           Any legend required under applicable state securities laws.

6.               Miscellaneous.

(a)          Further Assurances. The parties agree to execute such further instruments and to take all such further action as may reasonably be necessary to carry out the intent of this Agreement.

(b)          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

(c)          Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, shall be binding upon Purchaser, and its successors and assigns.

(d)          Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral.

(e)          Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

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(f)          Counterparts and Electronic Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Either or all parties may execute this Agreement by facsimile signature or scanned signature in PDF format, and any such facsimile signature or scanned signature, if identified, legible and complete, shall be deemed an original signature and each of the parties is hereby authorized to rely thereon. The words “execution,” “signed,” “signature” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

(g)          Amendment and Waiver. This Agreement may be amended or modified only upon the written consent of the Company and Purchaser.

(h)          Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

Partron Co., Ltd

By: /s/ Jong Koo Kim
Jong Koo Kim, CEO

COMPANY:

Franklin Wireless Corp.

By: /s/ OC Kim
OC Kim, President

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